Exhibit 10.7

DE-ORBIT POSTPONEMENT MODIFICATION

FOR CONTRACT DCA100-01-C-3001

THIS CONTRACT MODIFICATION is made between the “parties”:

/s/ Matthew J. Desch
Iridium Satellite LLC
Matthew J. Desch, CEO

/s/ Danny White
The Boeing Company
Danny White, Manager, Contracts, I&SS

/s/ Loren S. Minkus
Motorola, Inc.
Loren S. Minkus, Authorized Representative

/s/ Clare A. Grason	07 September 2010
Contracting Officer	Effective Date
For the United States Government

WHEREAS the parties entered into contract DCA100-01-C-3001 dated 05 December 2000, (“the contract”, attachment 1).

WHEREAS the parties agree to modify the contract as hereinafter provided.

NOW THEREFORE in good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties agree as follows:

The document entitled “Terms and Conditions for De-Orbit Postponement Modification for Contract DCA###-##-####” (attachment 2) is hereby incorporated into the contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY

REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TERMS AND CONDITIONS

FOR DE-ORBIT POSTPONEMENT MODIFICATION

FOR CONTRACT DCA100-01-C-3001

SUBJECT: Modification of the Indemnification Contract (dated December 5, 2000) to exercise the constellation de-orbit postponement clause (Paragraph 3.g).

1.	Pursuant to the request by Iridium Satellite LLC (IS), the Government agrees to postpone (see paragraph 3g of the Indemnification Contract) the exercise of its right to de-orbit the satellites subject to the following conditions:

a.	IS shall pay for and obtain Aviation Products-Completed Operations Liability Insurance (with no deductibles and in substantially the same form as currently maintained by Motorola) with Motorola as an insured, until all Iridium satellites (i.e., space vehicles listed in Annex A to the Indemnification contract) or any parts thereof have come to rest on the earth’s surface. This obligation begins 10 years after the effective date of the Indemnification Contract (i.e., Dec. 5, 2010).

b.	IS shall, no later than July 1 of each year, [***. . .***]

c.	IS shall provide to the Government, in a format and on a schedule to be mutually agreed, orbit ephemeris data for each of the functioning on-orbit Iridium satellites listed in Annex A to support the Government’s conjunction analyses.

d.	IS shall provide the Government and Motorola annually on the date of renewal thereof with copies of the Aviation Products-Completed Operations Liability Insurance policy.

e.	IS shall provide the Government notice, within five days of receipt of notice from the insurance company, of cancellation, refusal to provide, or non-renewal of any insurance required by the Indemnification Contract or this Modification.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY

REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	The Government may withdraw its agreement to postpone the exercise of its right to de-orbit the satellites pursuant to paragraph 3g of the Indemnification Contract:

a.	On or after January 1, 2015

b.	If IS violates any of the terms of the Indemnification Contract

c.	If IS does not comply with any of the terms of this Modification

d.	At any point in time, if more than 4 of the satellites do not contain fuel reserves sufficient to execute a 12-month de-orbit

e.	If IS fails to provide to the US Government and comply with the Boeing de-boost plans, consistent with the terms of this Modification

f.	If the FCC finds that IS has failed to comply with any material term of the Iridium Orbital Debris Mitigation Plan filed with the FCC and then in effect and IS fails to take any required remedial action related to such failure within the time period specified by the FCC

g.	Immediately upon notice of cancellation, refusal to provide, or non-renewal of any insurance required by the Indemnification Contract or this Modification

h.	Upon completion or termination of the existent or successor enhanced mobile satellite services contracts between IS and the DoD

The Government’s failure to exercise its right to request de-orbit upon occurrence of any of the above conditions shall not constitute a waiver of its right or of the underlying condition.

When in the interests of the Government, the Government may consider requests by IS to modify the foregoing fuel reserve requirements (see paragraph 2d. above) on a satellite-by-satellite basis.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY

REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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